Exhibit 10.10

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-053

OWNER: Sabine Pass LNG, L.P.	DATE OF CHANGE ORDER: March 3, 2008

CONTRACTOR: Bechtel Corporation	Project Schedule Adjustments

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

A.	Owner and Contractor agree to adjust the date upon which Contractor expects to achieve RFCD to March 3, 2008. All references in the Agreement to Contractor’s second notice given in accordance with Section 11.1 and Ready for Cool Down notice issued on December 17, 2007 shall be deemed references to this adjusted date of March 3, 2008.

B.	Owner may at its sole discretion unilaterally extend the RFCD date (“Revised RFCD Date”) beyond March 3, 2008, and shall agree to execute a mutually agreed upon Change Order before the Revised RFCD Date.

C.	Section IV(A) of Change Order No. SP/BE-052 dated November 1, 2007 titled “System 1 RFCD Bonus” is hereby replaced in its entirety with the following:

In the event RFCD for Tank 1 is achieved by the date of March 3, 2008, Contractor will be entitled to and Owner will pay an additional $2,300,000.00 (Tank 1 RFCD Bonus) to Contractor. If RFCD for Tank 1 is not achieved by March 3, 2008, then the amount of the Tank 1 RFCD Bonus will be decreased by $230,000.00 for each Day after March 3, 2008 that RFCD for Tank 1 has not been achieved, down to a Tank 1 RFCD Bonus of zero (U.S. $0).

D.	Change Order No. SP/BE-052 dated November 1, 2007 is amended to replace all references to “System 1 RFCD Bonus” with “Tank 1 RFCD Bonus”.

E.	The term “Target Bonus Date “ of Attachment E of the Agreement is hereby deleted in its entirety and replaced with the following:

Target Bonus Date: Fifty (50) days following commencement of Cool Down of System 1. For clarification, commencement of Cool Down refers to the first introduction of LNG into the unloading arms.

The Parties acknowledge that the adjustment to dates in the Project Schedule identified above settle and resolves all System 1 issues or claims arising out of or relating to any Excessive Monthly Precipitation events or other Force Majeure events occurring prior to the date of this Change Order. This agreement does not prejudice or waive any rights the Parties’ may have with respect to any Force Majeure events, if any, that occurred during January, 2008 or later which prevented or delayed the prosecution or completions of the System 2 and System 3 Work.

1 of 3

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-053

OWNER: Sabine Pass LNG, L.P.	DATE OF CHANGE ORDER: March 3, 2008

CONTRACTOR: Bechtel Corporation	Project Schedule Adjustments

DATE OF AGREEMENT: December 18, 2004

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 to 028, 031, 033 thru 035; 037 thru 052)	$171,298,668

The Contract Price prior to this Change Order was	$818,234,668

The Contract Price will be increased by this Change Order in the amount of	$0

The new Contract Price including this Change Order will be	$818,234,668

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date is adjusted.

The Target Bonus Date as of the date of this Change Order therefore shall be extended until 50 days following commencement of Cool Down.

The Guaranteed Substantial Completion Date will be unchanged December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: No Change

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-053

OWNER: Sabine Pass LNG, L.P.	DATE OF CHANGE ORDER: March 3, 2008

CONTRACTOR: Bechtel Corporation	Project Schedule Adjustments

DATE OF AGREEMENT: December 18, 2004

Owner	Contractor

/s/ Charif Souki	/s/ Carl Strock
*Charif Souki Chairman	Carl Strock Project Director

3/3/2008	March 6, 2008
Date of Signing	Date of Signing

/s/ Stan Horton
* Stan Horton President & COO Cheniere Energy

Mar 3, 2008
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

March 3, 2008

Date of Signing

* Required Owner signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-054

OWNER: Sabine Pass LNG, L.P.	DATE OF CHANGE ORDER: March 6, 2008

CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004

Bundle of Changes #12

A.     Final Tank Material Escalation

B.     Marine Facility Provisional Sum Credit

C.     Marine Terminal Liability Operations Insurance

D.     LNG Tank Coating Systems

E.     PA/GA System Modifications

The Agreement between the Parties listed above is changed as follows:

A.	Final Tank Material Escalation (T-7039)		$2,756,028
	In accordance with Article 7.1E and Attachment EE, Rev. 1 of the Agreement, this line item represents a final reconciliation of LNG Tank Subcontractor’s material escalation costs.

B.	Marine Facility Provisional Sum Credit (T-7031)	<$	382,628>
	Change Order Number SP/BE-046, dated May 11, 2007, established an Estimated Price Allowance of $3,631,032 for Provisional Sum Marine Work to be performed by Weeks Marine, Inc. (WMI). The actual costs of the Provisional Sum Marine Work was $3,248,404. The Contract Price is hereby reduced in the amount of <$382,628>, the difference between the Estimated Price Allowance and WMI’s actual costs submitted.

C.	Marine Terminal Liability Operations Insurance (T-7042)		$262,500

Pursuant to Section 1.A.13 of Attachment O of the Agreement, as amended by Change Order Number #SP/BE-007 dated June 2, 2005, Contractor shall obtain Marine Terminal Liability Operations Insurance in an amount equal to $250 Million.

In accordance with Section 7.1B of the Agreement, as amended by CO# SP/BE-007 dated June 2, 2005, the Contract Price is hereby increased by $262,500, the Actual Insurance Cost to obtain the above Marine Terminal Liability Operations Insurance.

D.	LNG Tank Coating Systems (T-7022)		$438,000
	The Contract Price is hereby increased in the amount of $438,000 as full and final settlement of all issues or claims arising out of or relating to LNG tank coating systems to the extent relating to the LNG Tanks or the LNG Tank Subcontractor.

E.	PA/GA System Modifications (T-7036, Rev 2)		$247,837
	Design, procure, install and commission expansion of PA/GA System to include 8 additional handsets (and associated cabling) to the 3 LNG tanks and both jetties.

Change Order SP/BE-054 TOTAL: $ 3,321,737

ATTACHMENTS:

A-1) Detail Estimate

B-1) Payment Milestones; B-2) Detail Estimate

C-1) Payment Milestones; C-2) Detail Estimate

D-1) Payment Milestones; D-2) Detail Estimate

E-1) Payment Milestones; E-2) Detail Estimate

1 of 3

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-054

OWNER: Sabine Pass LNG, L.P.	DATE OF CHANGE ORDER: March 6, 2008

CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004

Bundle of Changes #12

A.     Final Tank Material Escalation

B.     Marine Facility Provisional Sum Credit

C.     Marine Terminal Liability Operations Insurance

D.     LNG Tank Coating Systems

E.     PA/GA System Modifications

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 to 028, 031, 033 thru 035; 037 thru 053)	$171,298,668
The Contract Price prior to this Change Order was	$818,234,668
The Contract Price will be increased by this Change Order in the amount of	$3,321,737
The new Contract Price including this Change Order will be	$821,556,405

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 50 days following commencement of Cool Down.

The Guaranteed Substantial Completion Date will be unchanged December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestone – Marine Facility provisional sum credit (T-7031); Payment Milestone – Marine Terminal Liability Operations Insurance; Payment Milestone – Tank Painting (T-7022); and Payment Milestone – PA/GA additions.

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-054

OWNER: Sabine Pass LNG, L.P.	DATE OF CHANGE ORDER: March 6, 2008

CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004

Bundle of Changes #12

A.     Final Tank Material Escalation

B.     Marine Facility Provisional Sum Credit

C.     Marine Terminal Liability Operations Insurance

D.     LNG Tank Coating Systems

E.     PA/GA System Modifications

/s/ Charif Souki	/s/ Carl A. Strock
*Charif Souki Chairman	Contractor Carl A. Strock

Name

Project Director
Title

March 18, 2008	3/28/08
Date of Signing	Date of Signing

/s/ Stan Horton
* Stan Horton President & COO Cheniere Energy

3-14-08
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

March 14, 2008
Date of Signing

* Required Owner signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-055

OWNER: Sabine Pass LNG, L.P.	DATE OF CHANGE ORDER: March 7, 2008

CONTRACTOR: Bechtel Corporation	LNG Tank Subcontractor - Tank 1 RFCD Bonus

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

A.	Tank 1 RFCD Bonus earned pursuant to Change Order SP/BE-037	$500,000
	In accordance with the referenced Change Order Section (2), the Contract Price is increased by a lump sum bonus payment of $500,000 as Tank 1 was Ready for Cool Down (RFCD) on February 18, 2008.

B.	Tank 1 RFCD Bonus earned pursuant to Change Order SP/BE-053	$2,300,000
	In accordance with the referenced Change Order Section C, the Contract Price is increased by a lump sum bonus payment of $2,300,000 as Tank 1 was Ready for Cool Down (RFCD) on February 18, 2008.

The above amounts totaling $2,800,000 will be promptly paid in-full to Contractor’s LNG Tank Subcontractor, and represents a full and final payment of the Tank 1 RFCD Bonus.

Change Order SP/BE-055 TOTAL: $ 2,800,000

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 to 028, 031, 033 thru 035; 037 thru 054)	$174,620,405
The Contract Price prior to this Change Order was	$821,556,405
The Contract Price will be increased by this Change Order in the amount of	$2,800,000
The new Contract Price including this Change Order will be	$824,356,405

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 50 days following commencement of Cool Down.

The Guaranteed Substantial Completion Date will be unchanged December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

1 of 2

Adjustment to Payment Schedule: No Change

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Stan Horton	/s/ Carl A. Strock
*Charif Souki Chairman	Contractor Carl A. Strock

Name

Project Director
Title

3/24/08	3/28/08
Date of Signing	Date of Signing

/s/ Stan Horton
* Stan Horton President & COO Cheniere Energy

3-24-08
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

March 14, 2008
Date of Signing

* Required Owner signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-056

OWNER: Sabine Pass LNG, L.P.	DATE OF CHANGE ORDER: April 1, 2008

CONTRACTOR: Bechtel Corporation	LNG Tank Subcontractor - Tank 2 RFCD Bonus

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

A.	Section IV(B) of Change Order No. SP/BE-052 dated November 1, 2007 titled “Tank 2 RFCD Bonus” is hereby replaced in its entirety with the following:

In the event RFCD for Tank 2 is achieved by the date of March 23, 2008, Contractor will be entitled to and Owner will pay an additional $2,300,000.00 (Tank 2 RFCD Bonus) to Contractor. If RFCD for Tank 2 is not achieved by March 23, 2008, then the amount of the Tank 2 RFCD Bonus will be decreased by $230,000.00 for each Day after March 23, 2008 that RFCD for Tank 2 has not been achieved, down to a Tank 2 RFCD Bonus of zero (U.S. $0).

B.	Payment Authorization for the following bonuses:

1. A Tank 2 RFCD Bonus of $500,000 is earned pursuant to Change Order SP/BE-037 Section (2), and the Contract Price is increased by a lump sum bonus payment of $500,000 as Tank 2 was Ready for Cool Down (RFCD) on March 23, 2008.

2. A Tank 2 RFCD Bonus of $2,300,000 is earned pursuant to Change Order SP/BE-056 Section A, and the Contract Price is increased by a lump sum bonus payment of $2,300,000 as Tank 2 was Ready for Cool Down (RFCD) on March 23, 2008.

C.	Effective immediately, approval of Change Orders via Schedule D-1 and D-2 of the EPC Agreement require the signatures of Messrs. Charif Souki (except as further provided in the next sentence) and Keith Teague, in addition to the designated Owner Representative, Ed Lehotsky. Mr. Teague is authorized to sign Change Orders on behalf of Mr. Souki during Mr. Souki’s absence. This requirement will not apply to any other correspondence under the EPC Agreement. Mr. Stan Horton’s approval is no longer required.

The above bonus amounts totaling $2,800,000 will be promptly paid in-full to Contractor’s LNG Tank Subcontractor, and represents a full and final payment of LNG Tank Subcontractor’s Tank 2 RFCD Bonus.

Change Order SP/BE-056 TOTAL: $ 2,800,000

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 to 028, 031, 033 thru 035; 037 thru 055)	$177,420,405
The Contract Price prior to this Change Order was	$824,356,405
The Contract Price will be increased by this Change Order in the amount of	$2,800,000
The new Contract Price including this Change Order will be	$827,156,405

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 50 days following commencement of Cool Down.

SP/BE-0556

1 of 2

The Guaranteed Substantial Completion Date will be unchanged December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: No Change

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Charif Souki	/s/ Patrick J. McCormack
*Charif Souki Chairman	Contractor Patrick J. McCormack
Name Project Manager
Title
4-23-08	4/30/08
Date of Signing	Date of Signing

/s/ Keith Teague
* Keith Teague Sr. Vice President

4/23/2008
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

April 23, 2008
Date of Signing

* Required Owner signature – Mr. Teague may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SP/BE-056